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                     SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549


                                  FORM 8-K

                               CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): March 4, 1997
                                                        ---------------


                       PHYSICIAN SALES & SERVICE, INC.
                       -------------------------------
           (Exact name of registrant as specified in its charter)





    Florida                    0-23832                    59-2280364
---------------            --------------             -------------------
(State or other              (Commission              (IRS Employer
jurisdiction of              File Number)             Identification No.)
incorporation)




        7800 Belfort Parkway, Suite 250, Jacksonville, Florida 32256
        -------------------------------------------------------------
        (Address, including zip code, of principal executive offices)

                               (904) 281-0011
            ----------------------------------------------------
            (Registrant's telephone number, including area code)




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ITEM 5. OTHER EVENTS.

     For the month ended January 31, 1997, Physician Sales & Service, Inc. had net sales of approximately $61.7 million and net income of approximately $1.1 million on a consolidated basis, including the results of Diagnostic Imaging, Inc. acquired on November 25, 1996, Treadway Enterprises, Inc. acquired on December 20, 1996, and Chesapeake X-Ray Corporation acquired on December 19, 1996, all of which were accounted for as pooling of interests.


                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHYSICIAN SALES & SERVICE, INC.
                                                (Registrant)



                                   By: /s/ David A. Smith
                                       ---------------------------------------
                                       David A. Smith, Chief Financial Officer


Date: March 4, 1997


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